UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010
DiamondRock Hospitality Company
(Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD	20817

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 744-1150
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On January 28, 2010, DiamondRock Hospitality Company (the “Company”) announced the results of stockholder elections relating to the regular dividend (the “Dividend”) on shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) declared by its Board of Directors on December 15, 2009. The Dividend of $0.33 per share of Common Stock will be paid in the form of a combination of cash and shares of Common Stock or shares of Common Stock, as described below, on January 29, 2010, to stockholders of record at the close of business on December 28, 2009. The Company will pay fractional shares in cash.
The terms of the Dividend, including the ability of stockholders to elect to receive the Dividend in the form of cash or shares of Common Stock, and a limitation on the aggregate amount of cash to be included in the Dividend, were described in detail in the prospectus filed with the Securities and Exchange Commission on December 30, 2009. Stockholders were required to deliver election forms to the Company’s transfer agent not later than 5:00 p.m., Eastern Time, on January 18, 2010.
Based on stockholder elections, the Company will pay the Dividend in the form of approximately $4.1 million in cash and approximately 3.9 million shares of its Common Stock. The total number of shares included in the Dividend, and the number of shares that will be paid to those stockholders receiving shares in satisfaction of all or part of the Dividend, is calculated based on a per share value of $9.5711, the average of the volume weighted trading price per share of the Company’s Common Stock on the New York Stock Exchange for the period beginning on January 19, 2010 and ending on January 21, 2010. Summarized results of the Dividend elections are as follows:
•	To stockholders electing to receive the Dividend in all cash, the Company will pay the Dividend in the form of $0.041339 per share in cash and $0.288661 per share in shares of Common Stock.

•	To stockholders electing to receive all stock , the Company will pay the Dividend in shares of Common Stock.

•	To stockholders failing to make an election, the Company will pay the Dividend in shares of Common Stock.

•	The Company will pay fractional shares in cash.
A copy of the press release announcing the election results for the Dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

5.1	Opinion of Goodwin Procter LLP with respect to legality of the shares

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release, dated January 28, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY
Date: January 29, 2010	By:	/s/ Sean M. Mahoney
Sean M. Mahoney
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP with respect to legality of the shares

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release, dated January 28, 2010